Exhibit 10.2
EXHIBIT A

HCN
Common Stock and Preferred Stock
Shareholders List

			Duma C/S Issue
Hydrocarb Corporation Shareholders	Shares	Approx.%	Upon Closing
Kent Watts	21,820,623	31.68%	7,979,698
Tyler Watts	1,265,261	1.83%	462,700
Angela Watts	1,265,261	1.83%	462,700
Selma Sandlin	50,000	0.07%	18,285
KTAW, Inc.	5,469,035	7.94%	2,000,000
FAW, Inc.	5,469,035	7.94%	2,000,000
Ty Moore	1,370,293	1.98%	501,110
Pasquale Scaturro	23,734,005	34.46%	8,679,413
Charles Dommer	4,942,487	7.18%	1,807,444
Tobie Aupindi	2,325,063	3.38%	850,264
Thomas Hoak	375,000	0.54%	137,136
Joel Seidner	346,430	0.50%	126,688
Carey Peterson	150,000	0.22%	54,854
Joe Vrecenar	150,000	0.22%	54,854
Kirby Caldwell	150,000	0.22%	54,854
Total Hydrocarb Common Stock Outstanding	68,882,493	100.0000%	25,190,000

	Preferred Stock Outstanding Stated Value $ 400		Duma Series A Preferred Issue at Closing

		Dollar Value
Kent Watts	8,188	$3,275,200	8,188

EXHIBIT A - 1

HCN
Common Stock and Preferred Stock
Shareholders Signature Page

The Shareholders hereunder, being 100% of the HCN common stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing, as controlled by Duma's duly authorized management, to exchange 100% of their HCN common stock for Duma common stock as defined in this Agreement.

Name	Signature

Kent Watts	/s/ Kent Watts

Tyler Watts	/s/ Tyler Watts

Angela Watts	/s/ Angela Watts

Selma Sandlin	/s/ Selma Sandlin

KTAW, Inc.	/s/ KTAW, Inc.

FAW, Inc.	/s/ FAW, Inc.

Ty Moore	/s/ Ty Moore

Pasquale Scaturro	/s/ Pasquale Scaturro

Charles Dommer	/s/ Charles Dommer

Tobie Aupindi

Thomas Hoak

Joel Seidner

Carey Peterson

Joe Vrecenar	/s/ Joe Vrecenar

Kirby Caldwell	/s/ Kirby Caldwell

The Shareholder hereunder, being 100% of the HCN Series A Preferred Stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing as controlled by Duma's duly authorized management, to exchange 100% of their HCN Series A Preferred stock for Duma Series A Preferred stock as defined in this Agreement.

Name	Signature

Kent Watts	/s/ Kent Watts

EXHIBIT A - 1

HCN
Common Stock and Preferred Stock
Shareholders Signature Page

The Shareholders hereunder, being 100% of the HCN common stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing, as controlled by Duma's duly authorized management, to exchange 100% of their HCN common stock for Duma common stock as defined in this Agreement.

Name	Signature

Kent Watts

Tyler Watts

Angela Watts

Selma Sandlin

KTAW, Inc.

FAW, Inc.

Ty Moore

Pasquale Scaturro

Charles Dommer

Tobie Aupindi

Thomas Hoak	/s/ Thomas Hoak

Joel Seidner

Carey Peterson

Joe Vrecenar

Kirby Caldwell

The Shareholder hereunder, being 100% of the HCN Series A Preferred Stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing as controlled by Duma's duly authorized management, to exchange 100% of their HCN Series A Preferred stock for Duma Series A Preferred stock as defined in this Agreement.

EXHIBIT A - 1

HCN
Common Stock and Preferred Stock
Shareholders Signature Page

The Shareholders hereunder, being 100% of the HCN common stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing, as controlled by Duma's duly authorized management, to exchange 100% of their HCN common stock for Duma common stock as defined in this Agreement.

Name	Signature

Kent Watts
Tyler Watts
Angela Watts
Selma Sandlin
KTAW, Inc.
FAW, Inc.
Ty Moore
Pasquale Scaturro
Charles Dommer
Tobie Aupindi
Thomas Hoak
Joel Seidner	/s/ Joel Seidner (electronic signature)
Carey Peterson
Joe Vrecenar
Kirby Caldwell

The Shareholder hereunder, being 100% of the HCN Series A Preferred Stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing as controlled by Duma's duly authorized management, to exchange 100% of their HCN Series A Preferred stock for Duma Series A Preferred stock as defined in this Agreement.

Name	Signature
Kent Watts

EXHIBIT A - 1

HCN
Common Stock and Preferred Stock
Shareholders Signature Page

The Shareholders hereunder, being 100% of the HCN common stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing, as controlled by Duma's duly authorized management, to exchange 100% of their HCN common stock for Duma common stock as defined in this Agreement.

Name	Signature

Kent Watts

Tyler Watts

Angela Watts

Selma Sandlin

KTAW, Inc.

FAW, Inc.

Ty Moore

Pasquale Scaturro

Charles Dommer

Tobie Aupindi	/s/ Tobie Aupindi

Thomas Hoak

Joel Seidner

Carey Peterson

Joe Vrecenar

Kirby Caldwell

The Shareholder hereunder, being 100% of the HCN Series A Preferred Stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing as controlled by Duma's duly authorized management, to exchange 100% of their HCN Series A Preferred stock for Duma Series A Preferred stock as defined in this Agreement.

Name	Signature

Kent Watts

EXHIBIT A - 1

HCN
Common Stock and Preferred Stock
Shareholders Signature Page

The Shareholders hereunder, being 100% of the HCN common stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing, as controlled by Duma's duly authorized management, to exchange 100% of their HCN common stock for Duma common stock as defined in this Agreement.

Name	Signature

Kent Watts

Tyler Watts

Angela Watts

Selma Sandlin

KTAW, Inc.

FAW, Inc.

Ty Moore

Pasquale Scaturro

Charles Dommer

Tobie Aupindi

Thomas Hoak

Joel Seidner

Carey Peterson	/s/ Carey Peterson

Joe Vrecenar

Kirby Caldwell

The Shareholder hereunder, being 100% of the HCN Series A Preferred Stock shareholders at the time of closing hereby sign indicating their acceptance to this Agreement and at closing as controlled by Duma's duly authorized management, to exchange 100% of their HCN Series A Preferred stock for Duma Series A Preferred stock as defined in this Agreement.

Name	Signature

Kent Watts